Ticker:	HUSE	Summary Prospectus August 28, 2013

Huntington US Equity Rotation Strategy ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonstrategyshares.com/reports/. You can also get this information at no cost by calling (855) HSS-ETFS or (855) 477-3837, by emailing a request at http://www.huntingtonstrategyshares.com/contact.php, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, dated August 28, 2013.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you purchase or sell shares of the Fund in the secondary market through your financial institution, your financial institution may assess brokerage commissions or other charges to process the transactions.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%

Distribution and/or Service Fee (12b-1) Fees(1)	None

Other Expenses	3.82%

Acquired Fund Fees and Expenses	None

Total Annual Operating Expenses	4.42%

Expense Reduction/Reimbursement(2)	3.47%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%

(1)

Pursuant to a Distribution Plan, the Fund may pay a 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. No 12b-1 fee is currently paid by the Fund and the Fund’s Board of Trustees (“Board”) has not approved any payments under the plan.

(2)

Huntington Asset Advisors, Inc. (“Advisor”) has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.95% of the Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2014. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$1,022	$1,958	$4,346

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 13% of the average value of its portfolio for the fiscal year ending April 30, 2013. As the Fund commenced operations on July 23, 2012, the portfolio turnover rate does not reflect a complete fiscal year.

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

Principal Investment Strategy

The Fund is an actively managed exchange-traded fund (“ETF”) that, under normal conditions, will invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed common stocks of select companies organized in the U.S. and included in the S&P Composite 1500® (“Companies”). The S&P Composite 1500 is a combination of the following indices: the S&P 500®, the S&P MidCap 400® and the S&P SmallCap 600®.

The Fund will invest in Companies within each of the large-cap, mid-cap and small-cap U.S. equity market segments (each a “Market Segment”). The large-cap segment is represented by companies comprising the S&P 500, the mid-cap segment is represented by companies comprising the S&P MidCap 400 and the small-cap segment is represented by the companies comprising the S&P SmallCap 600.

The Fund will also invest in Companies operating in each of the ten (10) sectors represented in the S&P Composite 1500. A sector is a large grouping of companies operating within the market that share similar characteristics. The ten (10) sectors comprising the S&P Composite 1500 are: utilities, consumer staples, information technology, healthcare, financials, energy, consumer discretionary, materials, industrials, and telecommunication services (“Sectors”).

As market conditions change, the Fund intends to rotate the investment focus of the Fund so as to overweight its portfolio in Companies comprising those Market Segments and Sectors that the Advisor believes offer the greatest potential for capital appreciation in the given market environment and underweight its portfolio in those Market Segments and Sectors that the Advisor believes offer the least potential for capital appreciation in that same market environment. If the Fund’s portfolio allocation to a particular Market Segment or Sector exceeds that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “overweighting” that Market Segment or Sector. Similarly, if the Fund’s portfolio allocation to a specific Market Segment or Sector is less than that Market Segment’s or Sector’s current weighting in the S&P Composite 1500, then the Fund will be “underweighting” that Market Segment or Sector.

The Advisor believes that these adjustments, collectively, will position the Fund for continued capital appreciation in the new market environment.

As of June 30, 2013, the adjusted statistics for the S&P Composite 1500, the S&P 500, the S&P MidCap 400 and the S&P SmallCap 600 are as follows:

•

For the S&P Composite 1500, the average market capitalization of companies in the index was approximately $94.3 billion and the median market capitalization was approximately $2.7 billion. The market capitalization range for the companies included in the S&P Composite 1500 was approximately $83 million to $401.7 billion.

•

For the S&P 500, the average market capitalization of companies in the index was approximately $106.5 billion and the median market capitalization was approximately $14.7 billion. The market capitalization range for the companies included in the S&P 500 was approximately $2.0 billion to $401.7 billion.

•

For the S&P MidCap 400, the average market capitalization of companies in the index was approximately $4.6 billion and the median market capitalization was approximately $3.0 billion. The market capitalization range for the companies included in the S&P MidCap 400 was approximately $488 million to $17.7 billion.

•

For the S&P SmallCap 600, the average market capitalization of companies in the index was approximately $1.5 billion and the median market capitalization was approximately $892 million. The market capitalization range for the companies included in the S&P SmallCap 600 was approximately $83 million to $4.0 billion.

The Advisor retains a broad mandate and discretion to invest in Companies consistent with its evaluation of the capital appreciation potential of the Market Segments and Sectors. The strategy of overweighting and underweighting Sectors to maximize opportunities for capital appreciation may result in the Fund investing greater than 25% of its total assets in the equity securities of Companies operating in one or more Sectors. Sectors are comprised of multiple individual industries. The Fund will not invest more than 25% of its total assets in an individual industry, as defined by the Standard Industrial Classification Codes utilized by the Division of Corporation Finance of the U.S. Securities and Exchange Commission.

Both in current market conditions and, more importantly, over longer time periods, the Advisor believes that investing in Companies consistent with its ongoing evaluation of the capital appreciation potential of the Market Segments and Sectors is intrinsic to maximizing performance in the domestic equity markets.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Investment Risks

All ETFs, including the Fund, take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value per share (“NAV”), market price per share and returns include:

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

Government Intervention and Extreme Volatility Risk. Instability in the financial markets has led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Increased government regulation could have an adverse effect on the Fund.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Large-Cap Stock Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Management Risk. The Advisor may not successfully implement the Fund’s investment strategies and, as a result, the Fund may underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time.

Market Price Variance Risk. There may be times when the market price per share and NAV of the Fund may vary significantly, and because most investors buy and sell shares of the Fund in the secondary market at market price, investors may pay more than NAV when buying Fund shares, and receive less than NAV when selling Fund shares. In addition, investors will incur certain transaction costs in purchasing and selling Fund shares in the secondary market.

Mid/Small-Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector Risk. If the Fund invests more than 25% of its total assets in securities of issuers within a particular Sector, it is subject to increased risk. Performance will generally depend on the performance of the Sector, which may differ in direction and degree from that of the overall U.S. stock markets. In addition, financial, economic, business and political developments affecting the Sector may have a greater effect on the Fund than they would if the Fund did not focus on that Sector.

Performance

A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. Updated performance information will be available at www.huntingtonstrategyshares.com, or by calling (855) HSS-ETFS or (855) 477-3837.

Investment Advisor and Portfolio Managers

The Advisor is Huntington Asset Advisors, Inc. Paul Koscik and Martina Cheung, each a Vice President and portfolio manager of The Huntington National Bank and a portfolio manager of the Advisor, serve as the Fund’s portfolio managers. Mr. Koscik and Ms. Cheung have managed the Fund since its inception.

Purchase and Sale of Shares

You may purchase and sell individual Fund shares on NYSE Arca, Inc. (“Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund only offers and redeems shares on a continuous basis at NAV in large blocks of shares, currently 25,000 shares (“Creation Unit”). Generally, Creation Units are offered and redeemed on an in-kind basis. Except under limited circumstances, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (“Deposit Instruments”), and shareholders redeeming Creation Units will receive an in-kind transfer of specified securities (“Redemption Instruments”). If there is a difference between the net asset value of a Creation Unit being purchased or redeemed and the Deposit or Redemption Instruments exchanged for the Creation Unit, the party conveying the instruments with the lower value will also pay to the other an amount in cash equal to that difference.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (IRA) or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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